UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) 07/26/2006
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                              MILLIPORE CORPORATION
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             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS             001-09781 (0-1052)             04-2170233
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(State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)

   290 Concord Road, Billerica, Massachusetts                      01821
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    (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code       (978) 715-4321
                                                      ------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

On July 26, 2006, Millipore Corporation issued a press release disclosing its earnings and related information for the second quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K is being furnished, but not "filed", pursuant to the General Instructions to Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

99.1              Press Release issued 07/26/2006


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MILLIPORE CORPORATION
                                      ---------------------
                                      (Registrant)


Date 07/26/2006
                                      /s/ Kathleen B. Allen
                                      ---------------------
                                      Kathleen B. Allen
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                                     Description
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99.1                                            Press Release issued 07/26/2006